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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 29, 1998

                            GRADALL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                  001-12049                    36-3381606
(State of other jurisdiction       (Commission                 (IRS Employer
      of incorporation)             File no.)               Identification No.)

          406 Mill Avenue SW,
         New Philadelphia, OH                                     44663
(Address of principal executive offices)                        (Zip Code)
       Registrant's telephone number, including area code: (330) 339-2211


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         (Former name or former address, if changed since last report.)


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     Gradall Industries, Inc. hereby amends its Current Report on Form 8-K dated
June 16, 1998 to include as an exhibit the Rights Agreement dated as of May 29, 1998, included as Exhibit 4.1 hereto.



   Item 7.Financial Statements, Pro Forma Financial Information and Exhibits

         (b)   Exhibits.

          Exhibit 4.1 Rights Agreement between Gradall Industries, Inc. and ChaseMellon Shareholder Services, LLC dated as of May 29, 1998.

          Exhibit 99.1 Press Release of Gradall Industries, Inc. dated May 29, 1998.*
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*  Previously filed.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GRADALL INDUSTRIES, INC.



                                     By:   /s/ David Williams
                                          ----------------------------------
                                          Name:  David Williams
                                          Title: Vice President, Marketing

June 18, 1998


                                 EXHIBIT INDEX

Exhibit No.              Description                                  Page
-----------              -----------                                  ----

Exhibit 4.1 Rights Agreement between Gradall Industries, Inc. and ChaseMellon Shareholder Services, LLC dated as of May 29, 1998.

Exhibit 99.1   Press Release of Gradall Industries, Inc. dated May 29,
               1998.*
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*  Previously filed.